UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2010

GREEN BANKSHARES, INC.
 (Exact name of registrant as specified in its charter)

Tennessee	0-14289	62-1222567
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Main Street, Greeneville, Tennessee	37743-4992
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (423) 639-5111

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
The 2010 annual meeting of shareholders (the “Annual Meeting”) of Green Bankshares, Inc., a Tennessee corporation (the “Company”), was held on April 30, 2010. At the Annual Meeting, Robert K. Leonard, Kenneth R. Vaught and Bill Mooningham were elected as directors to hold office for a term of three years and until their successors are duly elected and qualified and Stephen M. Rownd was elected as a director to hold office for a term of two years and until his successor is duly elected and qualified. In addition, at the Annual Meeting, the shareholders approved the compensation of the Company’s named executive officers as disclosed in the definitive proxy statement delivered to the Company’s shareholders in connection with the Annual Meeting and filed with the Securities and Exchange Commission on March 29, 2010 (the “Proxy Statement”) and ratified the appointment of Dixon Hughes PLLC as the Company’s independent registered public accounting firm for 2010. The shareholders also approved shareholder proposals relating to the majority election of directors and annual election of directors.
The final voting results of the director elections, approval of compensation for the Company’s named executive officers, ratification proposal, shareholder proposal regarding majority election of directors and shareholder proposal regarding annual election of directors, which were described in more detail in the Proxy Statement, are set forth below.
1. The nominees for election to the Board of Directors were elected based upon the following tabulation:

	For	Withheld	Broker Non-Votes

Robert K. Leonard	7,511,307	412,163	2,097,434
Kenneth R. Vaught	7,468,849	454,621	2,097,434
Bill Mooningham	7,552,148	371,322	2,097,434
Stephen M. Rownd	7,583,887	339,583	2,097,434
In addition to the foregoing directors, the remaining directors not up for re-election at the Annual Meeting continue to serve on the Board of Directors, other than R. Stan Puckett who resigned as a director of the Company on March 31, 2010.
2. The advisory non-binding vote on the compensation of the Company’s named executive officers was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes

7,067,669	2,561,385	391,850	—
3. The ratification of the appointment of Dixon Hughes PLLC as the Company’s independent registered public accounting firm for 2010 was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes

9,698,153	75,841	246,910	—

4. The shareholder proposal regarding majority election of directors was approved based upon the following tabulation:

For	Against	Abstain	Broker Non-Votes

4,088,410	3,515,057	300,392	2,117,045
5. The shareholder proposal regarding annual election of directors was approved based upon the following tabulation:

For	Against	Abstain	Broker Non-Votes

4,026,206	3,531,701	345,952	2,117,045

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BANKSHARES, INC.
Date: May 4, 2010	By:	/s/ James E. Adams
James E. Adams
Executive Vice President and Chief Financial Officer (Duly Authorized Representative)